                                                                   EXHIBIT 10.25

                                SECOND AMENDMENT
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Second Amendment") is made and entered into as of May 11, 2005, by and among the financial institutions identified on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), WELLS FARGO FOOTHILL, INC., a California corporation, as administrative agent and collateral agent for the Lenders (in such capacities, together with any successor administrative agent and collateral agent, the "Agent"), SILVER POINT FINANCE, LLC, as the co-agent, syndication agent, documentation agent (in such capacities, together with any successor co-agent, syndication agent, and documentation agent, the "Co-Agent"), arranger and book runner, SALTON, INC., a Delaware corporation (the "Parent"), each of the Parent's Subsidiaries identified on the signature pages hereof as Borrowers (collectively with the Parent, the "Borrowers") and each of the Parent's Subsidiaries identified on the signature pages hereof as Guarantors (collectively, the "Guarantors" and, together with the Borrowers, the "Borrower Parties").


                                   WITNESSETH:

         WHEREAS, the Lenders, the Agent, the Co-Agent, and the Borrower Parties are parties to that certain Amended and Restated Credit Agreement, dated as of May 9, 2003 and amended and restated as of June 15, 2004 (as amended as of August 30, 2004, and as it may be further amended, modified, supplemented or amended and restated from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrower Parties, the Lenders, the Agent and the Co-Agent wish to amend the Credit Agreement as herein provided;

         NOW, THEREFORE, in consideration of the agreements and provisions herein contained, the parties hereto do hereby agree as follows:

SECTION 1. DEFINITIONS. Any capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

SECTION 2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended, effective as of the date this Second Amendment becomes effective in accordance with Section 6 hereof, as follows:

         2.01 AMENDMENT TO SECTION 3.1 OF THE CREDIT AGREEMENT. Section 3.1 of the Credit Agreement is hereby amended by inserting the following subsection:

                  "(c) Mandatory Prepayments. Notwithstanding anything to the contrary contained herein, upon (i) any issuance of Debt or shares of Stock by any Foreign Subsidiary (other than Debt permitted to be issued pursuant to Section 7.13) or (ii) any sale or other disposition of assets by any Foreign Subsidiary (other than any sale or disposition permitted pursuant to Section 7.9), Borrowers shall prepay the outstanding principal amount of the Loans in an amount equal to 100% of the Net Cash Proceeds received in connection therewith up to an aggregate amount equal to $11,000,000 and, to the extent that the aggregate amount of any such Net Cash Proceeds exceeds $11,000,000, Borrowers shall prepay the outstanding principal amount of the Loans in an amount equal to 50% of such Net Cash Proceeds received in connection therewith in excess of $11,000,000; provided, that, (x) concurrently with each such application to the outstanding Loans, Agent and Co-Agent shall establish and maintain a corresponding reserve against the Maximum Amount and the Borrowing Base in an amount equal to the amount of such prepayment (but in no event to exceed an aggregate amount of $41,000,000), and (y) such reserve against the Maximum Amount and the Borrowing Base shall be released only at the sole discretion of the Agent and Co-Agent. Each prepayment pursuant to this Section 3.1(c) shall be applied first, ratably to the outstanding principal amount of the Revolving Loans, until paid in full, and second, to the outstanding principal amount of the Term Loan."

         2.02 AMENDMENT TO SECTION 3.2 OF THE CREDIT AGREEMENT. Section 3.2 of the Credit Agreement is hereby amended by deleting "Applicable Prepayment Premium" in the seventh line thereof and inserting "Make-Whole Amount" in lieu thereof.

         2.03 AMENDMENT TO SECTION 5.2 OF THE CREDIT AGREEMENT. Section 5.2 of the Credit Agreement is hereby amended by inserting the following subsections at the end thereof:

                  "(o) Promptly, and in any event no later than May 30th of each Fiscal Year, a revised business plan for the Borrower Parties for the following Fiscal Year and for each Fiscal Year during the term of this Agreement.

                  (p) Daily, notice of all claims, offsets, or disputes asserted in writing by Account Debtors with respect to the Borrower Parties' Accounts to the extent such claims, offsets, or disputes exceed $100,000.

                  (q) Weekly, Inventory system/perpetual reports specifying the cost of the Borrower Parties' Inventory, by category, with additional detail showing additions to and deletions therefrom (delivered electronically in an acceptable format, if Borrowers have implemented electronic reporting).

                  (r) Monthly, in any event no later than the tenth (10th) day of each month, (i) a detailed calculation of those Accounts that are not eligible for the Borrowing Base, if Borrowers have not implemented electronic reporting, (ii) a detailed calculation of Inventory categories that are not eligible for the Borrowing Base, if Borrowers have not implemented electronic reporting, (iii) a detailed report regarding the Borrower Parties' cash and cash equivalents, and (iv) a monthly Account roll-forward, in a format acceptable to Agent and Co-Agent in their sole discretion, tied to the beginning and ending account receivable balances of the Borrower Parties' general ledgers.

                  (s) Monthly, in any event no later than the thirtieth (30th) day of each month, a reconciliation of Accounts, trade accounts payable, and Inventory of the Borrower Parties' general ledger accounts to their monthly financial statements including any book reserves related to each category.

                  (t) Quarterly, a report regarding the Borrower Parties' accrued, but unpaid, ad valorem taxes.

                  (u) Annually, a detailed list of the Borrower Parties' customers, with address and contact information."

         2.04 AMENDMENT TO SECTION 7.9 OF THE CREDIT AGREEMENT. Section 7.9 of the Credit Agreement is hereby amended by replacing the first reference therein to "Borrower Party" with "Loan Party".

         2.05 AMENDMENT TO SECTION 7.12 OF THE CREDIT AGREEMENT. Section 7.12 of the Credit Agreement is hereby amended by deleting "No Borrower Party" and inserting "No Loan Party" in lieu thereof.

         2.06 AMENDMENT TO SECTION 7.13 OF THE CREDIT AGREEMENT. Section 7.13 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

                  "7.13 Debt. No Loan Party shall incur or maintain any Debt, other than: (a) the Obligations (including Debt incurred pursuant to any Hedge Agreements so long as that the aggregate outstanding notional amount of all Hedge Agreements shall not at any time exceed an amount equal to fifty-five percent (55%) of the Commitments (it being understood that, for purposes of this clause (a), in calculating the aggregate outstanding notional amount of Hedge Agreements, the notional amount of Hedge Agreements providing for swaps of floating interest rates for fixed interest rates shall be netted against the notional amount of Hedge Agreements providing for swaps of fixed interest rates for floating interest rates of similar tenors); (b) Debt described on Schedule 6.9; (c) Capital Leases of Equipment and purchase money secured Debt incurred to purchase Equipment (or any renewals or refinancing of such Debt on terms not materially less favorable to the Loan Parties) provided that (i) Liens securing the same attach only to the applicable Equipment acquired by the incurrence of such Debt, and (ii) the aggregate amount of such Debt (including Capital Leases) outstanding does not exceed $3,000,000 at any time; (d) Debt evidencing a refunding, renewal or extension of the Debt described on Schedule 6.9; provided that (i) the principal amount thereof is not increased, (ii) the Liens, if any, securing such refunded, renewed or extended Debt do not attach to any assets in addition to those assets, if any, securing the Debt to be refunded, renewed or extended, (iii) no Person that is not an obligor or guarantor of such Debt as of the Closing Date shall become an obligor or guarantor thereof, and (iv) the terms of such refunding, renewal or extension are not materially less favorable to the Loan Parties, the Agent, the Co-Agent or the Lenders than the original Debt; (e) the Senior Notes and any refinancings, refundings, renewals or extensions thereof; provided that any such refinancing, refundings, renewals or extensions do not increase the aggregate principal amount outstanding thereunder by more than $25,000,000 and do not shorten the maturity of any principal amount thereof, (f) the Intercompany Account so long as such Debt is subject to the

Subordination Agreement and, provided that, from and after May 11, 2005, (i) no Borrower Party shall make any Investment in a Foreign Subsidiary and (ii) no Foreign Subsidiary shall make any Investment in another Foreign Subsidiary, (g) Debt in respect of swap agreements entered into for non-speculative purposes related to hedging interest rates, currency values and commodities; (h) Debt arising by reason of Guaranties by the Loan Parties permitted by Section 7.12(b); (i) Debt assumed or acquired in connection with any Permitted Acquisition which Debt is outstanding on the date of such Permitted Acquisition and does not, individually or in the aggregate with respect to one or more Permitted Acquisitions, exceed $1,000,000; and (j) Seller Subordinated Debt. The Parent shall not enter into any amendment or modification of the documents evidencing the Debt permitted under clauses (e), (f) or (g) above that is in any manner adverse to the Parent, any Subsidiary, the Agent or any Lender."

         2.07 AMENDMENT TO SECTION 7.15 OF THE CREDIT AGREEMENT. Section 7.15 of the Credit Agreement is hereby amended by replacing the reference to "Borrower Party" in the first sentence thereof with "Loan Party".

         2.08 AMENDMENT TO SECTION 7.18 OF THE CREDIT AGREEMENT. Section 7.18 of the Credit Agreement is hereby amended by deleting "No Borrower Party" and inserting "No Loan Party" in lieu thereof.

         2.09 AMENDMENT TO SECTION 7.19 OF THE CREDIT AGREEMENT. Section 7.19 of the Credit Agreement is hereby amended by deleting "No Borrower Party" and inserting "No Loan Party" in lieu thereof.

         2.10 AMENDMENT TO SECTION 7.20 OF THE CREDIT AGREEMENT. Section 7.20 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

                  "7.20 No New Subsidiaries. No Loan Party shall, directly or indirectly, organize, create, acquire or permit to exist any Subsidiary after May 11, 2005."

         2.11 AMENDMENT TO SECTION 7.24 OF THE CREDIT AGREEMENT. Section 7.24 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

                  "7.24 Fixed Charge Coverage Ratio. No Borrower Party shall permit the Consolidated Fixed Charge Coverage Ratio, calculated on a consolidated basis with respect to the Parent and its Subsidiaries, as of the end of each fiscal month for the twelve-month period then ending, to be less than the amount set forth below for the applicable period set forth below:


     Applicable Ratio                      Applicable Period
     ----------------                      -----------------
0.35 to 1.00               For the 12-month period ending March 31, 2005

0.39 to 1.00               For the 12-month period ending April 30, 2005

0.38 to 1.00               For the 12-month period ending May 31, 2005

0.47 to 1.00               For the 12-month period ending June 30, 2005

0.48 to 1.00               For the 12-month period ending July 31, 2005

0.46 to 1.00               For the 12-month period ending August 31, 2005


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

     Applicable Ratio                         Applicable Period
     ----------------                         -----------------
0.40 to 1.00                  For the 12-month period ending September 30, 2005

0.33 to 1.00                  For the 12-month period ending October 30, 2005

0.29 to 1.00                  For the 12-month period ending November 30, 2005

0.40 to 1.00                  For the 12-month period ending December 31, 2005

1.00 to 1.00, unless          For each 12-month period ending on the last day of
otherwise agreed to in        each month thereafter
writing by the Co-Agent
and the Borrowers


         2.12 AMENDMENT TO ARTICLE 7 OF THE CREDIT AGREEMENT. Article 7 of the Credit Agreement is hereby amended by inserting the following Section 7.31 in proper numerical order:

                  "7.31 Foreign Subsidiary Distributions. Upon (a) any issuance of Debt or shares of Stock by any Foreign Subsidiary or (b) any sale or other disposition of assets by any Foreign Subsidiary which would, in either case, require a prepayment pursuant to Section 3.1(c), such Foreign Subsidiary shall cause an amount equal to the amount that is required to be used to make the prepayments required pursuant to Section 3.1(c) (such amount, the "Required Amount") to be distributed to its immediate parent entity and such immediate parent entity shall cause such Required Amount to be distributed to its immediate parent entity and such distributions shall continue until such Required Amount is ultimately distributed to Parent for use by Parent to make the prepayments required pursuant to Section 3.1(c)."

         2.13 AMENDMENT TO ARTICLE 7 OF THE CREDIT AGREEMENT. Article 7 of the Credit Agreement is hereby amended by inserting the following Section 7.32 in proper numerical order:

                  "7.32 Additional Stock Pledges. To the extent permitted under applicable law, each Loan Party hereby agrees to unconditionally pledge, transfer, convey, grant and assign to Agent the Stock of any of its Subsidiaries if Co-Agent requests in writing. In addition, in connection therewith, to the extent permitted under applicable law, the applicable Loan Party shall deliver the certificates representing all of the outstanding shares of each of the applicable Subsidiaries owned by it, together with undated stock powers covering each such certificate, duly executed in blank."

         2.14 AMENDMENT TO SECTION 13.7 OF THE CREDIT AGREEMENT. Section 13.7 of the Credit Agreement is hereby amended by inserting the following at the end of the current paragraph:

                  "In addition, at any time, the Co-Agent may, at its option and in its sole discretion, engage a financial consultant, and the Borrowers agree to pay, on demand, all costs and expenses incurred by Co-Agent with respect to such engagement."

         2.15 AMENDMENTS TO ANNEX A: CREDIT AGREEMENT DEFINITIONS.

                  (a) The definition of "Applicable Prepayment Premium" is hereby amended by deleting it in its entirety.

                  (b) Clause (a)(D) of the definition of "Borrowing Base" is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

                  "(D) the sum of

                           (I) the lesser of

                                    (i) the sum of


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

                                             (x) ten percent (10%) of the Net
Amount of Eligible Accounts, plus,

                                             (y) the sum of (I) twenty-four
percent (24%) of the value of the Eligible Landed Inventory, plus (II) twenty-nine percent (29%) of the book value of Eligible In-Transit Inventory valued at the lower of cost (determined on a first-in, first-out basis) or market; and

                                    (ii) $30,000,000, plus

                           (II) $11,000,000,"

                  (c) The following definition of "Collections" is hereby inserted in Annex A of the Credit Agreement in proper alphabetical order:

                  ""Collections" means all cash, checks, notes, instruments, and other items of payment (including insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds)."

                  (d) The definition of "Consolidated EBITDA" is hereby amended by inserting the following at the end of the current definition ", and impairment losses incurred in connection with a restructuring of the U.S. operations in an aggregate amount not to exceed the applicable amount set forth in Schedule E-4 for each applicable period."

                  (e) The definition of "EBITDA" is hereby amended by inserting the following at the end of the current definition ", and impairment losses incurred in connection with a restructuring of the U.S. operations in an aggregate amount not to exceed the applicable amount set forth in Schedule E-4 for each applicable period."

                  (f) The following definition of "Loan Parties" is hereby inserted in Annex A of the Credit Agreement in proper alphabetical order:

                  ""Loan Parties" means, collectively, the Borrower Parties and the Foreign Subsidiaries (other than Amalgamated Appliance Holding Limited)."

                  (g) The following definition of "Make-Whole Amount" is hereby inserted in Annex A of the Credit Agreement in proper alphabetical order:

                  ""Make-Whole Amount" means, as of any date of determination, an amount equal to (a) during the period of time from and after the date of the execution and delivery of this Agreement up to June 15, 2006, 5.00% times the Maximum Amount; and (b) during the period of time from and including June 15, 2006 up to the Stated Termination Date, 4.00% times the Maximum Amount."

                  (h) The following definition of "Net Cash Proceeds" is hereby inserted in Annex A of the Credit Agreement in proper alphabetical order:


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

                  ""Net Cash Proceeds" means, (a) with respect to the sale or issuance by any Person or any of its Subsidiaries of any shares of its Stock, the aggregate amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment or disposition of deferred consideration) by or on behalf of such Person or such Subsidiary in connection therewith, after deducting therefrom only (i) reasonable costs and expenses related thereto incurred by such Person or such Subsidiary in connection therewith (including, without limitation, legal, accounting and investment banking fees, and underwriting discounts and commissions), (ii) transfer taxes paid by such Person or such Subsidiary in connection therewith and (iii) net income taxes to be paid in connection therewith (after taking into account any tax credits or deductions and any tax sharing arrangements), and (b) with respect to any sale or disposition by any Person or any Subsidiary thereof of property or assets, the amount of Collections received (directly or indirectly) from time to time (whether as initial consideration or through the payment of deferred consideration) by or on behalf of such Person or such Subsidiary, in connection therewith after deducting therefrom only (i) the amount of any Debt secured by any Permitted Lien on any asset (other than (A) Debt owing to Agent, Co-Agent or any Lender under this Agreement or the other Loan Documents and (B) Debt assumed by the purchaser of such asset) which is required to be, and is, repaid in connection with such disposition, (ii) reasonable expenses related thereto incurred by such Person or such Subsidiary in connection therewith, and (iii) taxes paid or payable to any taxing authorities by such Person or such Subsidiary in connection therewith, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid or payable to a Person that is not an Affiliate and are properly attributable to such transaction; in the case of each of clauses (a) and (b), to the extent, but only to the extent, that the amounts so deducted are (x) actually paid to a Person that, except in the case of reasonable out-of-pocket expenses, is not an Affiliate of such Person or any of its Subsidiaries and (y) properly attributable to such transaction or to the asset that is the subject thereof, as the case may be."

                  (i) The definition of "Reserves" is hereby amended by (i) deleting "and" prior to clause (k) in the last sentence thereof and inserting a comma in lieu thereof and (ii) inserting the following at the end of the last sentence: "and (l) reserves implemented pursuant to Section 3.1(c) of this Agreement."

         2.16 SCHEDULE 7.22. Schedule 7.22 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the Schedule 7.22 attached hereto in lieu thereof.

SECTION 3. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent, the Co-Agent and the Lenders to enter into this Second Amendment, the Borrower Parties hereby represent and warrant that:

         3.01 NO DEFAULT. At and as of the date of this Second Amendment and after giving effect to this Second Amendment, no Default or Event of Default exists.

         3.02 REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. At and as of the date of this Second Amendment and both prior to and after giving effect to this Second Amendment, each of the representations and warranties contained in the Credit Agreement and other Loan Documents is true and correct in all material respects.


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

         3.03 CORPORATE POWER, ETC. The Borrower Parties (a) have all requisite corporate power and authority to execute and deliver this Second Amendment and to consummate the transactions contemplated hereby and (b) have taken all action, corporate or otherwise, necessary to authorize the execution and delivery of this Second Amendment and the consummation of the transactions contemplated hereby.

         3.04 NO CONFLICT. Neither the execution and delivery of this Second Amendment nor consummation of the transactions contemplated hereby will (a) conflict with or result in any breach or violation of any provision of the certificate of incorporation, certificate of formation or by-laws of the Borrower Parties, (b) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of a Lien upon any of the properties or assets of the Borrower Parties under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease agreement or other instrument or obligation to which the Borrower Parties are parties or to which any of their properties or assets are subject, (c) except as may be required pursuant to the pledges and guarantees contemplated by Sections 7.01, 7.02, 7.03, 8.01, 8.02 and 8.03 of this Second Amendment, require any consent, approval, authorization or permit of, or filing with or notification to, any third party or any Governmental Authority, or (d) violate any order, writ, injunction, decree, judgment, ruling, law, statute, rule or regulation of any Governmental Authority.

         3.05 BINDING EFFECT. This Second Amendment has been duly executed and delivered by the Borrower Parties and constitutes the legal, valid and binding obligation of the Borrower Parties, enforceable against the Borrower Parties in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally, and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

SECTION 4. ACKNOWLEDGMENT REGARDING SLOW MOVING INVENTORY. The Borrower Parties hereby acknowledge, agree and confirm that, from and after the Increased Liquidity Effective Date, pursuant to clause (f) of the definition of Eligible Landed Inventory, slow moving or stale inventory shall not be included in Eligible Landed Inventory unless Agent, Co-Agent and Required Lenders otherwise elect in their sole discretion.

SECTION 5. FISCAL 2006 PLAN. Borrowers hereby covenant and agree to deliver to Co-Agent (with a copy to be delivered concurrently to Agent), on or prior to May 31, 2005, the projections of the Parent's and the Subsidiaries' financial condition, results of operations, and cash flows, for the twelve month period ending on June 30, 2007, in form and substance acceptable to Co-Agent.

SECTION 6. CONDITIONS. This Second Amendment (other than the amendments contemplated by Section 2.15(b) hereof) shall be effective as of May 11, 2005 (the "Effective Date") upon the fulfillment by the Borrower Parties, in a manner satisfactory to the Co-Agent and the Required Lenders, of all of the following conditions precedent set forth in this Section 6:

         6.01 EXECUTION OF THE SECOND AMENDMENT. Each of the parties hereto shall have executed an original counterpart of this Second Amendment and shall have delivered (including by way of telefacsimile or electronic mail) the same to the Co-Agent.

         6.02 DELIVERY OF OTHER DOCUMENTS. The Co-Agent shall have received all such other instruments, documents and agreements as the Co-Agent may reasonably request, in form and substance reasonably satisfactory to the Co-Agent.

         6.03 REPRESENTATIONS AND WARRANTIES. As of the Effective Date, the representations and warranties set forth in Section 3 hereof shall be true and correct.

SECTION 7. CONDITIONS TO INCREASED LIQUIDITY. The amendments contemplated by
Section 2.15(b) of this Second Amendment shall be effective upon the fulfillment by the Borrower Parties, in a manner satisfactory to the Co-Agent and the Required Lenders, of all of the following conditions precedent set forth in this
Section 7 (the "Increased Liquidity Effective Date") (it being understood and agreed that until the Increased Liquidity Effective Date, Agent and Co-Agent shall include slow moving and stale inventory in Eligible Landed Inventory in the same manner as has been done immediately prior to the Effective Date):

         7.01 DELIVERY OF STOCK CERTIFICATES AND STOCK POWERS. Pifco Overseas Ltd. shall have delivered to the Agent the certificates representing all of the outstanding shares of Amalgamated Appliance Holding Limited owned by it, together with undated stock powers covering each such certificate, duly executed in blank.

         7.02 EXECUTION OF THE PIFCO GUARANTY. Pifco Overseas Ltd. shall have executed and delivered to Agent a guaranty, in form and substance satisfactory to the Co-Agent.

         7.03 EXECUTION OF THE PIFCO PLEDGE AGREEMENT. Pifco Overseas Ltd. shall have executed and delivered to Agent a pledge agreement, in form and substance satisfactory to the Co-Agent.

         7.04 EXECUTION OF THE PIFCO BLOCKED ACCOUNT AGREEMENTS. Pifco Overseas Ltd. shall have executed and delivered to Agent a Blocked Account Agreement, in form and substance satisfactory to the Co-Agent.

         7.05 OPINIONS OF BORROWER PARTIES' COUNSEL. Agent shall have received opinions of Borrower Parties' U.S. and foreign counsels relating to the transactions contemplated hereby, each in form and substance satisfactory to Co-Agent.

         7.06 DELIVERY OF SCHEDULE 6.9. The Borrower Parties shall have delivered to the Agent a revised Schedule 6.9 of the Credit Agreement, in form and substance satisfactory to Co-Agent.

SECTION 8. COVENANTS RELATING TO FOREIGN PLEDGES AND GUARANTIES. The obligation of the Lenders (or any member thereof) to continue to make Advances (or otherwise extend credit hereunder) is subject to the fulfillment, on or before the date applicable thereto, of each of the conditions subsequent set forth below (the failure by the Borrower Parties to so perform or cause to be performed constituting an Event of Default):

         8.01 DELIVERY OF STOCK CERTIFICATES AND STOCK POWERS. On or prior to May 20, 2005, Pifco Overseas Ltd. shall deliver to the Agent the certificates representing all of the outstanding shares of Amalgamated Appliance Holding Limited owned by it, together with undated stock powers covering each such certificate, duly executed in blank.

         8.02 EXECUTION OF THE PIFCO GUARANTY. On or prior to May 20, 2005, Pifco Overseas Ltd. shall have executed and delivered to Agent a guaranty, in form and substance satisfactory to the Co-Agent.

         8.03 EXECUTION OF THE PIFCO PLEDGE AGREEMENT. On or prior to May 20, 2005, Pifco Overseas Ltd. shall have executed and delivered to Agent a pledge agreement, in form and substance satisfactory to the Co-Agent.

         8.04 EXECUTION OF THE PIFCO BLOCKED ACCOUNT AGREEMENTS. On or prior to May 20, 2005, Pifco Overseas Ltd. shall have executed and delivered to Agent a Blocked Account Agreement, in form and substance satisfactory to the Co-Agent.

         8.05 OPINIONS OF BORROWER PARTIES' COUNSEL. On or prior to May 20, 2005, Agent shall have received opinions of Borrower Parties' U.S. and foreign counsels relating to the transactions contemplated hereby, each in form and substance satisfactory to Co-Agent.

         8.06 DELIVERY OF SCHEDULE 6.9. On or prior to May 20, 2005, the Borrower Parties shall have delivered to the Agent a revised Schedule 6.9 of the Credit Agreement, in form and substance satisfactory to Co-Agent.

         8.07 DELIVERY OF STOCK CERTIFICATES AND STOCK POWERS. On or prior to June 10, 2005, to the extent permitted under applicable law, Parent and its Subsidiaries shall deliver to Agent the certificates representing all of the outstanding shares of each of the Foreign Subsidiaries listed in Annex A owned by it, together with undated stock powers covering each such certificate, duly executed in blank.

         8.08 EXECUTION OF THE FOREIGN PLEDGE AGREEMENTS. On or prior to June 10, 2005, to the extent permitted under applicable law, each of the Foreign Subsidiaries listed in Annex B shall have executed and delivered to Agent a pledge agreement, each in form and substance satisfactory to Co-Agent.

         8.09 DELIVERY OF THE INTERCOMPANY NOTE. On or prior to June 10, 2005, Parent shall deliver to Agent the intercompany note executed in 2001 between Parent and Salton UK in an initial aggregate principal amount of approximately Pound Sterling35.7M, together with an undated allonge covering such note, duly executed in blank.

         8.10 OPINIONS OF FOREIGN BORROWER PARTIES' COUNSEL. On or prior to June 10, 2005, Agent shall have received opinions of Borrower Parties' foreign counsels with respect to the deliveries contemplated by Sections 8.07, 8.08 and 8.09, each in form and substance satisfactory to Co-Agent.


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

SECTION 9. MISCELLANEOUS.

         9.01 CONTINUING EFFECT. Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects.

         9.02 NO WAIVER; RESERVATION OF RIGHTS. This Second Amendment is limited as specified and the execution, delivery and effectiveness of this Second Amendment shall not operate as a modification, acceptance or waiver of any provision of the Credit Agreement, or any other Loan Document, except as specifically set forth herein. Notwithstanding anything contained in this Second Amendment to the contrary, Agent, Co-Agent and the Lenders expressly reserve the right to exercise any and all of their rights and remedies under the Credit Agreement, any other Loan Document and applicable law in respect of any Default or Event of Default.

         9.03 REFERENCES.

                  (a) From and after the Effective Date, (i) the Credit Agreement, the other Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Second Amendment and (ii) all of the terms and provisions of this Second Amendment are hereby incorporated by reference into the Credit Agreement, as applicable, as if such terms and provisions were set forth in full therein, as applicable.

                  (b) From and after the Effective Date, (i) all references in the Credit Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby and (ii) all references in the Credit Agreement, the other Loan Documents or any other agreement, instrument or document executed and delivered in connection therewith to "Credit Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby.

         9.04 GOVERNING LAW. THIS SECOND AMENDMENT, AND ALL MATTERS ARISING OUT OF OR RELATING TO THE SUBJECT MATTER HEREOF, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         9.05 SEVERABILITY. The provisions of this Second Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Second Amendment in any jurisdiction.

         9.06 COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by facsimile, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of this Second Amendment by telefacsimile or electronic mail shall be equally effective as delivery of a manually executed counterpart. A complete set of counterparts shall be lodged with the Borrower Parties, the Agent, the Co-Agent and each Lender.

         9.07 HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

         9.08 BINDING EFFECT; ASSIGNMENT. This Second Amendment shall be binding upon and inure to the benefit of the Borrower Parties, the Agent, the Co-Agent and the Lenders and their respective successors and assigns; provided, however, that the rights and obligations of the Borrower Parties under this Second Amendment shall not be assigned or delegated without the prior written consent of the Agent, the Co-Agent and the Lenders.

         9.09 EXPENSES. The Borrowers agree to pay the Agent and Co-Agent upon demand, for all reasonable expenses, including reasonable fees of attorneys and paralegals for the Agent, the Co-Agent and the Lenders (who may be employees of the Agent, Co-Agent or the Lenders), incurred by the Agent, the Co-Agent and the Lenders in connection with the preparation, negotiation and execution of this Second Amendment and any document required to be furnished herewith.

         9.10 INTEGRATION. This Second Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.


                            [Signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                  BORROWERS:

                                  SALTON, INC., a Delaware corporation

                                  By:
                                      -----------------------------------------
                                  Title:
                                         --------------------------------------


                                  TOASTMASTER INC., a Missouri
                                  corporation

                                  By:
                                      -----------------------------------------
                                  Title:
                                         --------------------------------------


                                  SALTON TOASTMASTER LOGISTICS
                                  LLC, a Delaware limited liability company

                                  By:
                                      -----------------------------------------
                                  Title:
                                         --------------------------------------

                                  GUARANTORS:

                                  HOME CREATIONS DIRECT, LTD.,
                                  a Delaware corporation

                                  By:
                                      -----------------------------------------
                                  Title:
                                         --------------------------------------


                                  SONEX INTERNATIONAL
                                  CORPORATION, a Delaware corporation

                                  By:
                                      -----------------------------------------
                                  Title:
                                         --------------------------------------


                      [Signature Page for Second Amendment]

                                  ICEBOX, LLC, an Illinois limited
                                  liability company

                                  By:
                                      -----------------------------------------
                                  Title:
                                         --------------------------------------


                                  FAMILY PRODUCTS INC., a Delaware
                                  corporation

                                  By:
                                      -----------------------------------------
                                  Title:
                                         --------------------------------------


                                  SALTON HOLDINGS, INC., a Delaware
                                  corporation

                                  By:
                                      -----------------------------------------
                                  Title:
                                         --------------------------------------


                                  AGENT AND CO-AGENT:

                                  WELLS FARGO FOOTHILL, INC.
                                  as the Administrative Agent and the Collateral Agent

                                  By:
                                      -----------------------------------------
                                  Its:
                                       ----------------------------------------


                                  SILVER POINT FINANCE, LLC, as the
                                  Co-Agent, the Documentation Agent, and the Syndication Agent

                                  By:
                                      -----------------------------------------
                                  Its:
                                       ----------------------------------------


                      [Signature Page for Second Amendment]

                                  LENDERS:

                                  TRS THEBE LLC, as a Lender

                                  By:
                                      -----------------------------------------
                                  Its:
                                       ----------------------------------------


                                  SEA PINES FUNDING LLC, as a Lender

                                  By:
                                      -----------------------------------------
                                  Its:
                                       ----------------------------------------


                                  SPIRET IV LOAN TRUST 2003-A, as a Lender

                                  By: WILMINGTON TRUST COMPANY,
                                  not in its individual capacity but solely as
                                  trustee

                                  By:
                                      -----------------------------------------
                                  Its:
                                       ----------------------------------------


                                  SPCP GROUP LLC, as a Lender

                                  By:
                                      -----------------------------------------
                                  Its:
                                       ----------------------------------------


                                  FIELD POINT I, LTD., as a Lender


                                  By:
                                      -----------------------------------------
                                  Its:
                                       ----------------------------------------

                      [Signature Page for Second Amendment]

                                  FIELD POINT II, LTD.,  as a Lender

                                  By:
                                      -----------------------------------------
                                  Its:
                                       ----------------------------------------


                                  WELLS FARGO FOOTHILL, INC.,
                                  as a Lender

                                  By:
                                      -----------------------------------------
                                  Title:
                                         --------------------------------------


                      [Signature Page for Second Amendment]

                                     ANNEX A


                 Salton Hong Kong Ltd.

                 Salton Australia Pty., Ltd.

                 Salton UK

                                     ANNEX B


                            Salton International CV

                            Salton UK Holdings Ltd.

                            Salton Nominees Ltd.